EXTENSION AND/OR MODIFICATION AND RELEASE AGREEMENT
COMMERCIAL INDEBTEDNESS

Effective Date: 9/30/2017

Account No: 2413513655

Borrower : Camber Energy, Inc.
Date of Original Note: 8/25/2016
Original Principal Balance of Note: $40,000,000.00

The Outstanding Principal Balance of the Note as of the Effective Date is $37,443,307.50, and is due and payable on demand, or if no demand, as follows (loan terms):

NUMBER OF PAYMENTS	FREQUENCY	AMOUNT OF PAYMENTS	WHEN PAYMENTS ARE DUE
1	Monthly	Interest Only	Beginning October 30, 2017
21	Monthly	$425,000.00 Principal with Interest Included	Beginning November 30, 2017
1	Final	Principal balance plus accrued and unpaid interest	At Final Maturity

Final Maturity Date: 8/25/2019

The interest rate shall be floating at 2% per annum above the New York Prime Rate (Prime Rate) (as described below) as it fluctuates from time to time; provided, however, that in no event shall the rate of interest to be paid on the unpaid principal of this Note be less than 5.50% per annum, nor more than the maximum legal rate allowed by applicable law. The starting interest rate on this Note shall be 6.25% per annum. The rate of interest due hereunder shall be recomputed as of the date of any change in the Prime Rate.

The NEW YORK PRIME RATE shall mean the annual lending rate of interest announced from time to time by the JP Morgan Chase & Co., New York, New York, as its prime rate. If the New York Prime Rate has been selected as the Prime Rate and if, thereafter, a prime rate is not announced by JP Morgan Chase & Co., New York, New York, then the International Bank of Commerce Prime Rate minus one percent (1%) shall be the Prime Rate.

The INTERNATIONAL BANK OF COMMERCE PRIME RATE shall mean the annual lending rate of interest announced from time to time by International Bank of Commerce, as its prime rate.

Use of the term Prime Rate is not to be construed as a warranty or representation that such rate is more favorable than another rate or index, that rates on other loans or credit facilities may not be based on other indices or that rates on loans to others may not be made below such prime rate.

At Lenders sole discretion, any interest rate increase will take the form of higher periodic payments, a greater balloon payment (if applicable), and/or an increase in the number of periodic payments. The periodic payment amount will not increase more than once per month, with no limitation on such increase. Any new periodic payment amount will be due and payable only after timely and proper notice of such new payment amount from Lender. This paragraph is inapplicable if the maturity of the outstanding indebtedness under this Note is accelerated and/or demanded in full.

Borrower promises to pay to the order of International Bank of Commerce the Outstanding Principal Balance on the Note according to the terms hereof together with interest as it accrues on the outstanding unpaid principal balance until paid. In no event shall the rate of interest to be paid on the unpaid principal balance be less than 5.50% per annum, nor more than the maximum legal rate allowed by applicable law.

To the extent allowed by law, as the late payment charge under the Note/this Agreement, Lender may in its sole discretion (i) increase the interest on the principal portion of any payment amount that is not received by the payment due date until paid to the maximum rate allowed by law, computed on a full calendar year basis from the payment due date until paid, or (ii) should any payment be more than ten (10) days late, Borrower shall pay a one-time "late charge" per late payment equal to five percent (5%) of the amount of the past due principal and interest of such payment, with a minimum of $10.00 and a maximum of $1,500.00 per late payment.

The "late charge" may be assessed without notice, and shall be immediately due and payable.

Each payment shall be applied as of its scheduled due date and in the order of application as the Lender in its sole discretion may from time to time elect.

The failure of Borrower to pay any of the payment(s) of principal or any interest thereon or accrued late charges, when the same is due and payable shall permit Lender, at its option, to accelerate the maturity, without notice to Borrower, of all, or any portion, of the outstanding unpaid principal balance and all accrued and unpaid interest, and all accrued and unpaid late charges under the Note / this Agreement, whereupon the same shall be due and payable immediately.

All (i) outstanding and unpaid principal, (ii) accrued and unpaid interest (iii) fees, late charges and/or other charges payable by Borrower pursuant to the Note or any instrument evidencing, securing or executed in connection with the Note., if any, which remain due and owing on the Final Maturity Date are due and payable on such date

Borrower renews and extends the Note, and any and all Security Agreements, security interests, Deeds of Trust, Mortgages and/or other liens created by Borrower in favor of International Bank of Commerce. Except as provided herein, all other terms and conditions of the Note, and all Security Agreements, security interests, Deeds of Trusts, Mortgages and/or other liens created by Deeds of Trusts, Mortgages and/or other Loan Documents, if any, continue as written, and remain in full force and effect.

TO THE EXTENT ALLOWED BY LAW, ALL MATURED UNPAID AMOUNTS WILL BEAR INTEREST AT THE MAXIMUM LEGAL INTEREST RATE ALLOWED BY APPLICABLE LAW. If applicable law does not set a maximum rate of interest for matured unpaid amounts, then Borrower agrees that the maximum rate for such amounts shall be eighteen percent (18%) per annum.

Borrower, Pledgor/Grantor and Guarantors hereby release and forever discharge Lender, its partners, affiliates, subsidiaries and related parties and their respective directors, officers, employees, agents, predecessors, successors, assigns, attorneys, and representatives (collectively the "Lender Parties") from any and all damage, loss, claims, demands, liabilities, obligations, actions and causes of action whatsoever which they or any of them might now have or claim to have against any Lender Party, whether presently known or unknown, and of every nature and extent whatsoever on account of or in any way concerning, arising out of or founded on the Note and/or the loan documents executed in connection with the Note, including, without implied limitation, all such loss or damage of any kind heretofore sustained or that might arise as a consequence of the dealings between Borrower and/or Guarantors and any Lender Party.

NO ORAL AGREEMENTS

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES

Borrower

Camber Energy, Inc.
A Nevada Corporation

By: ______________________
Name: Richard N. Azar, II.
Title: CEO

Address: 4040 Broadway St., Suite 425
San Antonio, Texas 78209

Date Executed: 12/1/2017

Pledgors

Camber Energy, Inc.
A Nevada Corporation

By: ______________________
Name: Richard N. Azar, II.
Title: CEO

Address: 4040 Broadway St., Suite 425
San Antonio, Texas 78209

Date Executed: 12/1/2017

Guarantors

____
Donnie B. Seay, Individually

Address: 105 Nadine
San Antonio, Texas 78209

DBS Investments, Ltd.
A Texas Limited Partnership

By: DBS Management, LLC
A Texas Limited Liability Company
Title: General Partner

By: ______________________
Name: Donnie B. Seay
Title: Manager

Address: 105 Nadine
San Antonio, Texas 78209

____
Richard N. Azar, II., Individually

Address: 4040 Broadway St., Suite 425
San Antonio, Texas 78209

RAD2 Minerals, Ltd.
A Texas Limited Partnership

By: RAD2 Management, LLC
A Texas Limited Liability Company
Title: General Partner

By: ______________________
Name: Richard N. Azar, II
Title: Manager

Address: 4040 Broadway, Suite 305
San Antonio, Texas 78209

____
Richard Menchaca, Individually

Address: 225 W. Castano
San Antonio, Texas 78209

Saxum Energy, LLC
A Texas Limited Liability Company

By: ______________________
Name: Richard Menchaca
Title: Manager

Address: 225 W. Castano
San Antonio, Texas 78209

"Lender:" International Bank of Commerce

By: ______________________
Name: Bernardo De La Garza
Title: Vice President